                                   Exhibit 13

                     Anchor National Life Insurance Company

                            Variable Separate Account

            (Portion Relating to the PolarisAmerica Variable Annuity)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


STANDARDIZED PERFORMANCE SINCE SEPARATE ACCOUNT INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

                        (n)
               P (1 + T)   =  ERV

               P   =    a hypothetical initial purchase payment of $1,000

               T   =    average annual total return for the period in question

               n   =    number of years

               ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the tables below relate to the contract form containing the highest level of charges.


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I.   VARIABLE SEPARATE ACCOUNT (Portion Relating to the PolarisAmerica Variable
     Annuity): STANDARDIZED 1-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) - 1

     UNIT VALUES - (not applicable)



1 YEAR

PERFORMANCE:                          Capital          Gov't &             Aggressive         Alliance       Blue Chip
                                      Appreciation     Quality Bond        Growth             Growth         Growth
                                      ------------     --------------      -----------        ----------     ----------
Fund Value                             $840.70          $1,025.80            $764.00           $722.60            N/A
One Year Yield                         -15.93%              2.58%            -23.60%           -27.74%            N/A
Period Years                              1.00               1.00               1.00              1.00           1.00



PERFORMANCE:                           Davis Venture       Emerging         Global          Global
                                       Value               Markets          Bond            Equities
                                       -------------       -----------      ----------      ---------
Fund Value                             $1,007.40            $555.50         $1,005.10       $744.10
One Year Yield                             0.74%            -44.45%             0.51%       -25.59%
Period Years                                1.00               1.00              1.00          1.00






                                     Growth-       International         MFS Growth         MFS Mid          MFS Total
                                     Income        Growth & Income       & Income           Cap Growth       Return
                                     --------      ---------------       -----------        -----------      ----------
Fund Value                           $832.30         $925.60               $910.40            $1,009.20        $1,081.50
One Year Yield                       -16.77%          -7.44%                -8.96%                0.92%            8.15%
Period Years                            1.00            1.00                  1.00                 1.00             1.00



                                    Putnam        SunAmerica        Nations Asset      Nations Capital
                                    Growth        Balanced          Allocation         Growth
                                    ---------     ----------        ------------       --------------
Fund Value                           $736.30       $821.20              N/A                N/A
One Year Yield                       -26.37%       -17.88%              N/A                N/A
Period Years                            1.00          1.00             1.00               1.00





                                                                                                                   Nations
                                                         Nations              Nations         Nations              Marisco
                                       Nations High      International        Marisco 21st    Marisco Focused      Growth
                                       Yield Bond        Value                Century         Equities             & Income
                                       -------------     ----------------     -----------     ----------------     ---------

Fund Value                                  N/A                 N/A               N/A               N/A               N/A
One Year Yield                              N/A                 N/A               N/A               N/A               N/A
Period Years                               1.00                1.00              1.00              1.00              1.00


                                        Nations
                                        Marisco Int'l         Nations Mid Cap         Nations Small       Nations Value
                                        Opportunities         Growth                  Company             Fund
                                        -------------         ----------------        --------------      -------------
Fund Value                                  N/A                    N/A                      N/A                 N/A
One Year Yield                              N/A                    N/A                      N/A                 N/A
Period Years                               1.00                   1.00                     1.00                1.00




II. VARIABLE SEPARATE ACCOUNT (Portion Relating to the PolarisAmerica Variable Annuity): STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)
                                        (1/5)
     Annual Return = (Fund Value / 1000)      - 1

     UNIT VALUES - (Not applicable)







5 YEARS

PERFORMANCE:                              Capital          Gov't &              Aggressive       Alliance          Blue Chip
                                          Appreciation     Quality Bond         Growth           Growth            Growth
                                          ------------     -------------        ------------     -----------       ---------
Fund Value                                $2,729.36          $1,217.08               N/A           $2,534.39           N/A
Five Year Yield                              22.21%              4.00%               N/A              20.42%           N/A
Period Years                                   5.00               5.00               5.00               5.00          5.00



PERFORMANCE:                            Davis Venture       Emerging           Global         Global
                                        Value               Markets            Bond           Equities
                                        --------------      ------------       -----------    ----------
Fund Value                                 $2,213.59             N/A           $1,302.34      $1,585.76
Five Year Yield                               17.20%             N/A               5.42%          9.65%
Period Years                                    5.00            5.00                5.00           5.00








                                   Growth-      International      MFS Growth        MFS Mid         MFS Total       Putnam
                                   Income       Growth & Income    & Income          Cap Growth      Return          Growth
                                   -----------  ---------------    -----------       -----------     -----------     ----------
Fund Value                         $2,367.69          N/A             $1,773.20          N/A         $1,680.49       $2,082.96
Five Year Yield                       18.80%          N/A                12.12%          N/A            10.93%          15.79%
Period Years                            5.00         5.00                  5.00         5.00              5.00            5.00


                                            SunAmerica        Nations Asset        Nations Capital
                                            Balanced          Allocation           Growth
                                            -----------       --------------       --------------
Fund Value                                     N/A                  N/A                    N/A
Five Year Yield                                N/A                  N/A                    N/A
Period Years                                  5.00                 5.00                   5.00








                                            Nations         Nations            Nations           Nations
                                            High Yield      International      Marisco 21st      Marisco Focused
                                            Bond            Value              Century           Equities
                                            ----------      -------------      ------------      ---------------
Fund Value                                      N/A              N/A                N/A                N/A
Five Year Yield                                 N/A              N/A                N/A                N/A
Period Years                                   5.00             5.00               5.00               5.00

                                       Nations             Nations                 Nations                           Nations
                                       Marisco Growth      Marisco Int'l           Mid Cap      Nations Small        Value
                                       & Income            Opportunities           Growth       Company              Fund
                                       --------------      -------------           -------      -------------       ----------
Fund Value                                  N/A                N/A                    N/A          N/A                 N/A
Five Year Yield (w/surrender,
from SAI table)                             N/A                N/A                    N/A          N/A                 N/A
Period Years                               5.00               5.00                   5.00         5.00                5.00



III. VARIABLE SEPARATE ACCOUNT (Portion Relating to the PolarisAmerica Variable Annuity): STANDARDIZED LIFETIME RETURNS

     Fund Value = 1000 (31-December-00 Unit Value / Inception Date Unit Value)
                                        (1/period)
     Annual Return = (Fund Value / 1000)-1

STANDARDIZED LIFETIME RETURNS







                                                         Capital        Gov't &          Aggressive      Alliance      Blue Chip
                                                         Appreciation   Quality Bond     Growth          Growth        Growth
                                                         ------------   -------------    -----------     ---------     ---------
Fund Value                                                $3,920.11       $1,451.02       $1,994.82      $3,837.93       $786.50
Annualized Yield Since Inception                             18.91%           4.85%          16.27%         18.57%       -21.35%
Period Years                                                   7.89            7.86            4.58           7.90          0.98



                                                          Davis Venture      Emerging        Global         Global
                                                          Value              Markets         Bond           Equities
                                                          -------------      --------        ---------      -----------
Fund Value                                                 $2,989.94          $631.98        $1,507.51      $2,154.63
Annualized Yield Since Inception                              19.42%          -12.02%            5.62%         10.21%
Period Years                                                    6.17             3.58             7.51           7.90










                                                        Growth-       International     MFS Growth     MFS Mid          MFS Total
                                                        Income        Growth & Income   Income         Cap Growth       Return
                                                        ---------     ---------------   -----------    ----------       ---------
Fund Value                                              $3,232.54       $1,360.72       $2,312.27      $1,700.57        $2,125.65
Annualized Yield Since Inception                           16.02%           8.97%          11.20%         35.37%           13.00%
Period Years                                                 7.90            3.58            7.90           1.75             6.17


                                                       Putnam        SunAmerica       Nations Asset    Nations Capital
                                                       Growth        Balanced         Allocation       Growth
                                                       ---------     ----------       -------------    ---------------
Fund Value                                             $2,543.42      $1,723.97              N/A            N/A
Annualized Yield Since Inception                          12.55%         12.62%              N/A            N/A
Period Years                                                7.90           4.58              N/A            N/A





                                                                                                       Nations         Nations
                                                       Nations        Nations         Nations          Marisco         Marsico
                                                       High Yield     International   Marisco 21st     Focused         Growth
                                                       Bond           Value           Century          Equities        & Income
                                                       ----------     -------------   ------------     --------        --------
Fund Value                                                N/A             N/A             N/A            N/A              N/A
Annualized Yield Since Inception                          N/A             N/A             N/A            N/A              N/A
Period Years                                              N/A             N/A             N/A           0.03             0.01

                                                         Nations            Nations         Nations        Nations
                                                         Marisco Int'l      Mid Cap         Small          Value
                                                         Opportunities      Growth          Company        Fund
                                                         --------------    ---------        ---------      ---------
Fund Value                                                   N/A              N/A              N/A            N/A
Annualized Yield Since Inception                                              N/A              N/A            N/A
Period Years                                                 N/A              N/A              N/A            N/A




III. CALCULATION OF ANNUAL RETURN

UNIT VALUES:



UNIT VALUES:

                            Capital       Gov't &       Aggressive  Alliance   Blue Chip  Davis Venture  Emerging  Global   Global
                            Appreciation  Quality Bond  Growth      Growth     Growth     Value          Markets   Bond     Equities
                            ------------  ------------  ---------   --------   ---------  -------------  --------  -------  --------
Inception Dates             2/12/93          2/22/93     6/3/96       2/9/93    7/10/00      10/31/94     6/2/97    7/1/93   2/9/93
Inception Date Unit Value    $10.00           $10.00     $10.00       $10.00     $10.00        $10.00     $10.00    $10.00   $10.00
12/31/00 (w/surrender)       $39.20           $14.51     $19.95       $38.38      $7.87        $29.90      $6.32    $15.08   $21.55




                                                   International
                                      Growth-      Growth          MFS Growth      MFS Mid         MFS Total      Putnam
                                      Income       & Income        & Income        Cap Growth      Return         Growth
                                      -------      ------------    ------------    -----------     ----------     --------
Inception Dates                       2/9/93          6/2/97          2/9/93         4/1/99         10/31/94       2/9/93
Inception Date Unit Value             $10.00          $10.00          $10.00         $10.00           $10.00       $10.00
12/31/00 (w/surrender)                $32.33          $13.61          $23.12         $17.01           $21.26       $25.43



                                     SunAmerica       Nations Asset     Nations Capital
                                     Balanced         Allocation        Growth
                                    -----------       -------------     ---------------
Inception Dates                        6/3/96              N/A                N/A
Inception Date Unit Value              $10.00           $10.00             $10.00
12/31/00 (w/surrender)                 $17.24              N/A                N/A



                                                                                     Nations       Nations
                                     Nations        Nations          Nations         Marisco       Marisco
                                     High Yield     International    Marisco 21st    Focused       Growth
                                     Bond           Value            Century         Equities      & Income
                                     -----------    -------------    ------------    ----------    ----------
Inception Dates                          N/A             N/A             N/A         12/20/00       12/28/00
Inception Date Unit Value             $10.00          $10.00          $10.00           $10.00         $10.00
12/31/00 (w/surrender)                   N/A             N/A             N/A              N/A            N/A


                                       Nations            Nations          Nations        Nations
                                       Marisco Int'l.     Mid Cap          Small          Value
                                       Opportunities      Growth           Company        Fund
                                       --------------     ---------        ---------      ----------
Inception Dates                              N/A              N/A              N/A            N/A
Inception Date Unit Value                 $10.00           $10.00           $11.00         $12.00
12/31/00 (w/surrender)                       N/A              N/A              N/A            N/A



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